ALPS ETF TRUST

Alerian MLP ETF (NYSE ARCA: AMLP)
(the “Fund”)

SUPPLEMENT DATED AUGUST 31, 2022 TO THE STATUTORY PROSPECTUS
DATED MARCH 31, 2022, AS SUPPLEMENTED

Statutory Prospectus

All changes noted in this supplement will be effective on September 1, 2022 (the “Effective Date”).

The paragraph under the section entitled “Additional Information about the Index-Index Construction” of the Fund’s Statutory Prospectus is hereby replaced with the following information:

Constituents must meet the following criteria in order to be eligible for inclusion in the Alerian MLP Infrastructure Index:

●	Be a publicly traded partnership or limited liability company (“LLC”)

●	Earn the majority of its cash flow from qualifying midstream activities involving energy commodities

●	Represent the primary limited partner interests of a partnership or LLC that is an operating company

●	Declared a distribution for the trailing two quarters

●	Have a median daily trading volume of at least $2 million for the six-month period preceding the data analysis date

A non-constituent will only be added to the index during the (a) quarterly rebalancing process if it meets all criteria. A constituent will remain in the index if it (a) continues to meet the first four criteria, (b) has a median daily trading volume of at least $1 million for the six-month period preceding the data analysis date. Constituents will only be removed from the index for failing to meet criteria during the quarterly rebalancing process. A non-constituent that has entered into a merger agreement to be acquired is not eligible to be added to the index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE